Exhibit 10.19

ENVIRONMENTAL INDEMNITY AGREEMENT
(Loan No. 73100202)
THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Indemnity”) is made and entered into effective as of this 14th day of August, 2015 by ARHC PPLVLGA01, LLC, a Delaware limited liability company (“Borrower”) whose address is 405 Park Avenue, 14th Floor, New York, New York, 10022, Attn: Healthcare Counsel, and AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC., a Maryland corporation, whose address is 405 Park Avenue, 14th Floor, New York, New York, 10022, Attn: Healthcare Counsel (“Co-Indemnitor”) (Borrower and Co-Indemnitor are sometimes hereinafter collectively and individually referred to as “Indemnitor”), for the benefit of RGA REINSURANCE COMPANY, a Missouri corporation, its successors and assigns (“Lender”), whose address is c/o RGA Mortgage Loan Servicing LLC, P.O. Box 771320, St. Louis, Missouri 63177 and is made with reference to the recitals set forth below, and in consideration of the covenants and agreements set forth below, and other valuable consideration, the receipt and sufficiency of which are acknowledged.
Recitals of Fact
The following recitals are a material part of this instrument:
A.    Borrower has assumed a loan made by ICM VI- Philip Center, LP, a Georgia limited partnership (the “Original Borrower”) evidenced by that certain Promissory Note in favor of Lender dated September 27, 2012 in the principal sum of $5,200,000.00 (the “Loan”).
B.    The Loan is secured, in part, by that certain Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement dated September 27, 2012, executed by Original Borrower in favor of Lender, filed and recorded in the office of the Clerk of the Superior Court for Gwinnett County, Georgia (the “Recorder’s Office”) on October 5, 2012 in Book 51698, Page 0177 (the “Security Instrument”) and encumbering the property commonly known as 455 Philip Boulevard, located in the City of Lawrenceville, County of Gwinnett, State of Georgia and legally described on Exhibit “A” attached hereto and by this reference made a part hereof (the real estate, together with all improvements thereon and personal property associated therewith, is hereinafter collectively called the “Property”).
C.     The Security Instrument, the Note evidencing the Loan, that certain Assignment of Leases and Rents dated September 27, 2012, executed by Original Borrower in favor of Lender and recorded with the Recorder’s Office on October 5, 2012, in Book 51698, Page 0213 (the “Assignment of Rents”), this Indemnity, the Separate Guaranty of Carveout Obligations of even date herewith executed by Co-Indemnitor in favor of Lender, the Assignment and Subordination of Management Agreement dated on or about the date hereof and executed by Borrower and property manager in favor of Lender and that certain Consent and Assumption Agreement With Release dated of even date herewith executed by, among others, Lender and Indemnitors are sometimes herein collectively referred to as the “Loan Documents.” The Loan Documents are hereby incorporated by this reference as if fully set forth in this Indemnity.

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C.    As a condition to Lender’s consent to the assumption of the Loan by Borrower, Lender is requiring one or more financially substantial persons or entities to be liable under this Indemnity. Those parties executing this Indemnity in addition to Borrower have a financial or other significant interest in Borrower. Lender has therefore required that Borrower and Co-Indemnitor execute and deliver this Indemnity, and each Indemnitor has agreed to do so on the terms and conditions set forth herein.

Agreement
NOW THEREFOR IN CONSIDERATION of the foregoing and of Lender making the Loan, and other valuable consideration, the receipt of which is hereby acknowledged, Indemnitor hereby agrees as follows:
1.Definitions. As used in this Indemnity, the following terms shall have the following meanings:
“Debt” shall mean (a) the Note; (b) all indebtedness and obligations arising under the Security Instrument and the other Loan Documents; (c)  any and all renewals or extensions of any such item of indebtedness or obligation or any part thereof; (d) any future advances which may be made by Lender to Borrower, whether made to protect the security for the repayment of the Note or otherwise, and whether or not evidenced by additional promissory notes or other evidences of indebtedness; and (e) all interest due on all of the same. Nothing herein shall be construed to obligate Lender to make any renewals or additional loans or advances, including, without limitation, increasing the amount of the Note as referred to herein.
“Environmental Laws” means, both collectively and individually, any and all present and future federal, state and local statutes, laws, ordinances, rules, regulations, rulings, orders, permits, and other requirements of governmental agencies or authorities relating to health, the environment or to any Hazardous Substance (as hereinafter defined) or Hazardous Substance Activity (as hereinafter defined), including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.A. § 9601, et seq. (“CERCLA”); the Resource Conservation and Recovery Act of 1976, 42 U.S.C.A. § 6901, et seq. (“RCRA”); the Hazardous Materials Transportation Act, 49 U.S.C.A. § 1801, et seq. (the “Hazardous Materials Transportation Act”); the Clean Water Act, 33 U.S.C.A. § 1251, et seq. (the “Clean Water Act”); the Clean Air Act, 42 U.S.C.A. § 7401, et seq.; and all environmental statutes, laws, ordinances, rules, regulations, rulings, orders, permits and other requirements of the State, County and City in which the Property is located.
“Hazardous Substance” or “Hazardous Substances” shall mean, at any time, one or more of the following substances:
(i)    those substances included within the definitions of “hazardous substances,” “pollutants,” “contaminants,” “hazardous materials,” “toxic substances,” or “solid waste” in any of the Environmental Laws or described, controlled or regulated under any of the Environmental Laws;

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(ii)    those substances listed by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302.4 and amendments thereto); and
(iii)    any material, waste or substance which is: (A) asbestos or which contains asbestos; (B) polychlorinated biphenyls or which contain the same, including transformers or other equipment containing dielectric fluid; (C) designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, or listed pursuant to Section 307 of the Clean Water Act; (D) hydrocarbons, oil or petroleum, petroleum products, petroleum distillate or petroleum byproducts; (E) explosives; (F) radioactive materials; (G) radon gas; or (H) formaldehyde, including urea formaldehyde foam insulation.
“Hazardous Substance Activity” means any actual, proposed or threatened storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Substance from, under, into or on the Property or surrounding property(ies).
“Losses” means any and all losses, liabilities, damages, demands, claims, actions, judgments, causes of action, assessments, penalties, fines, punitive damages, fees, costs and expenses of any kind or nature (including, without limitation, remediation and clean-up costs), and the reasonable fees and disbursements of engineers, environmental consultants, legal counsel, accountants, and environmental specialists) and all foreseeable and unforeseeable consequential damages.
2.    Representations and Warranties. Borrower represents and warrants to Lender that to the best of Borrower’s knowledge, that except as may have been previously disclosed to Lender in the environmental report delivered by Borrower to Lender in connection with this Loan prior to the date of this Indemnity, except as set forth on Exhibit “B” attached hereto and incorporated herein by this reference, and except as commonly used in the operation and maintenance of properties of similar kind and nature to the Property in accordance with prudent business management practices and in a manner that does not result in any contamination of the Property:
(a)    no Hazardous Substances exist on, under or about the Property;
(b)    no Hazardous Substances have been at any time transported to or from the Property or used, generated, manufactured, stored, discharged, released or disposed of on, under or about the Property;
(c)    the Property is not in violation of any Environmental Laws and there are no past, current, or threatened claims relating to Hazardous Substances or the Environmental Laws;
(d)    there are no aboveground or below ground storage tanks on the Property; and

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(e)    all necessary permits and licenses, if any, have been obtained with regard to the use of any Hazardous Substances in, on or about the Property.
3.    Covenants. Borrower shall:
(a)    comply, and use its best efforts to require all tenants or occupants of the Property to comply, with all Environmental Laws;
(b)    not install, use, generate, manufacture, store, treat, release or dispose of, nor permit the installation, use, generation, storage, treatment, release or disposal of, any Hazardous Substances on, under or about the Property, nor transport any Hazardous Substances to or across the Property, except in full accordance with the Environmental Laws;
(c)    submit to Lender, upon Lender’s written request, copies of any reports or documentation relating to the installation, use, generation, storage, treatment, release or disposal of, or transportation of, any Hazardous Substances on, under or about the Property;
(d)    promptly advise Lender in writing of any and all (i) claims or assertions which may be received by Borrower or of which any Indemnitor may become aware, relating to alleged violations of any of the Environmental Laws; (ii) spills, releases, contaminations or other actions indicating the presence of Hazardous Substances on, under or about the Property; (iii) any remedial action taken by Indemnitor, or any tenants or occupants of the Property, in response to any of the items described in subsection (ii) above; and (iv) environmental conditions on neighboring or adjoining properties, of which Indemnitor becomes aware, which could possibly cause the Property to be subject to any restrictions or compliance obligations under any of the Environmental Laws;
(e)    not install or allow to be installed any fuel tanks, whether aboveground or below ground, on the Property;
(f)    not create or permit to continue in existence any lien upon the Property imposed under any Environmental Law;
(g)    not make any change in the use or condition of the Property which might lead to the presence on, under or about the Property of any Hazardous Substances which is not in accordance with any applicable Environmental Law, without the prior written consent of Lender; and
(h)    not make any change in the use or condition of the Property which would require, under any applicable Environmental Law, notice be given to or approval be obtained from any governmental agency in the event of a transfer of ownership or control of the Property, without the prior written consent of Lender.
4.    Notices from Indemnitor. Each Indemnitor shall provide Lender with prompt written notices of: (i) any proceeding or inquiry by any governmental or nongovernmental entity or person with respect to a Hazardous Substance Activity or the presence of any Hazardous Substance

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on, under, from or about the Property, or the migration of such Hazardous Substance from or to other property(ies), (ii) all claims made or threatened by any third party against Indemnitor or the Property, or any other owner, tenant, or operator of the Property relating to any Environmental Laws, loss or injury resulting from any Hazardous Substance or Hazardous Substance Activity, and (iii) any Indemnitor’s discovery of any occurrence or condition on any real property adjoining or surrounding the Property that could cause the Property, or any portion thereof, to be subject to any investigation or cleanup of the Property pursuant to any Environmental Law, or that could result in Borrower or any Indemnitor becoming liable for any cost related to any investigation or cleanup of such Property. Borrower shall deliver to Lender any documentation or records as Lender may reasonably request and which are susceptible of being obtained by Borrower without undue cost or expense and without the necessity for initiating legal proceedings to obtain the same.
5.    License. Borrower grants to Lender and its employees, agents, consultants and contractors, an irrevocable license and authorization to enter upon the Property (upon reasonable prior notice) and inspect the Property, and perform such tests (including without limitation soils and subsurface testing) as Lender in its reasonable discretion deems necessary or desirable for the purpose of determining or verifying the presence or absence of Hazardous Substances on, under or about the Property, and verifying compliance with this Indemnity by Borrower and the tenants and occupants of the Property. Lender agrees not to undertake such inspections and tests unless Lender has a reasonable good faith belief, based upon the receipt of information from an outside source, that Hazardous Substances may be present on, under or about the Property, or that a violation of the Environmental Laws may have occurred. If Lender discovers the presence of any Hazardous Substances which were not previously disclosed by Indemnitor, then Indemnitor shall pay Lender’s actual costs for such inspections and tests, upon demand. Lender shall be authorized, but shall not be required by Indemnitor, to release any information obtained through its inspections and testing to any governmental agency or authority which may demand the same. Lender shall defend and indemnify Borrower against any losses, costs, expenses or liabilities incurred by Borrower as the result of any intentional act or gross negligence committed by Lender or its authorized agents or employees as a result of any activities of Lender or such employees or agents on or about the Property and pursuant to this Indemnity.
6.    Remedial Work. Borrower shall promptly perform all necessary remedial work in response to the presence of any Hazardous Substances on the Property, any violation of any Environmental Laws, or any claims or requirements made by any governmental agency or authority. All such work shall be conducted by licensed and reputable contractors pursuant to written plans approved by the agency or authority in question (if applicable), under proper permits and licenses (if applicable) with such insurance coverage as is customarily maintained by prudent property owners in similar situations. If the cost of the work exceeds $50,000, then Lender shall have the right of prior approval over the environmental contractor and plans, which shall not be unreasonably withheld or delayed. All costs and expenses of the remedial work shall be promptly paid by Indemnitor. In the event Borrower fails to undertake the remedial work, or fails to complete the same within a reasonable time period after the same is undertaken, and if Lender is of the good faith opinion that Lender’s security in the Property is jeopardized thereby, then Lender shall have the right to undertake or complete the remedial work itself. In such event all costs of Lender in doing so, including all fees and expenses of environmental consultants, engineers, attorneys, accountants

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and other professional advisors, shall become a part of the Loan described above and shall be due and payable from Indemnitor upon demand. Such amount shall be secured by the Loan Documents, and failure to pay the same shall be an event of default under the Loan Documents. In the event any Hazardous Substances are removed from the Property, either by Borrower or Lender, the number assigned by the United States Environmental Protection Agency to such Hazardous Substances shall be solely in the name of Borrower, and Borrower shall have any and all liability for such removed Hazardous Substances. Promptly following completion the remedial work, Borrower shall obtain and deliver to Lender, an environmental report in form and substance acceptable to Lender from an environmental consultant acceptable to Lender, stating that all required action has been taken, and that upon completion of such action, the Property is, to the knowledge of such professional, then in compliance with the applicable Environmental Laws.
7.    Indemnity Agreement. Each Indemnitor, jointly and severally, agrees to defend, unconditionally indemnify, and hold Lender harmless from and against any and all Losses which may occur as a result of any Hazardous Substance Activity or results directly or indirectly from the presence of Hazardous Substances on, under or around the Property, unless the Loss is the result of any intentional act or gross negligence committed by Lender or its authorized agents as a result of any activities of Lender or such agents on the Property.
Indemnitor shall assume the burden and expense of defending all suits, administrative proceedings and disputes of any description with all persons, entities, political subdivisions or government agencies arising out of the matters to be indemnified under this Indemnity. Indemnitor shall pay, promptly upon entry, any nonappealable order, judgment or other final resolution of any claim or dispute arising out of the matters to be indemnified under this Indemnity and shall pay promptly when due any fines, penalties or agreed settlements arising out of the matters to be indemnified under this Indemnity. In the event that such payment is not made, Lender, at its sole discretion, may proceed to file suit against Indemnitor to compel such payment.
8.    Payment of Lender’s Expenses. Indemnitor shall pay to Lender all costs and expenses (including, without limitation, the reasonable fees and disbursements of Lender’s engineers, consultants, environmental specialists and the reasonable charges of Lender’s in‑house legal counsel) incurred by Lender in connection with this Indemnity or the enforcement hereof. Indemnitor shall also pay to Lender all costs and expenses associated with Lender’s retention of outside counsel for advice or other representation in any litigation, contest, dispute, suit or proceeding (whether instituted by Lender, Borrower, or any other party, including any governmental agency charged with enforcement of any Environmental Law) in any way relating to this Indemnity or the enforcement hereof.
9.    Independent Liability. The obligations of each Indemnitor under this Indemnity are independent of, and shall not be measured, limited or affected by (i) any amounts at any time owing under the Loan or secured by any of the Loan Documents, (ii) the sufficiency or insufficiency of any collateral (including, without limitation, the Property) given to Lender to secure repayment of the Loan, (iii) the consideration given by Lender or any other party in order to acquire the Property, or any portion thereof, if Lender has acquired title to or any interest in the Property, (iv) the modification, expiration or termination of the Note or any other Loan Document, (v) the discharge

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or repayment in full of the Loan (including, without limitation, by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure), or (vi) any indemnity contained in any of the Loan Documents which is similar or in addition hereto.
10.    Survival of Obligations. Each Indemnitor’s obligations hereunder shall survive Borrower’s payment of the Debt and the subsequent sale or other transfer of the Property. The rights of Lender under this Indemnity shall be in addition to any other rights and remedies of Lender against each Indemnitor under any other document or instrument now or hereafter executed by such Indemnitor, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA), and shall not in any way be deemed a waiver of any such rights. Indemnitor agrees that it shall have no right of contribution (including, without limitation, any right of contribution under CERCLA) or subrogation against Lender or any other party unless and until all obligations of Indemnitor hereunder have been satisfied and the Debt is repaid in full. Each Indemnitor further agrees that, to the extent that the waiver of its rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation or contribution of Indemnitor shall be junior and subordinate to the rights of Lender against Indemnitor hereunder.
11.    Payment of Obligations. All obligations of Borrower hereunder shall be deemed a part of the Debt and the repayment of such obligations shall be secured by the same security that exists with respect to the Debt. All such obligations shall be payable on demand, and any amount due and payable hereunder to Lender by any Indemnitor which is not paid within thirty (30) days after written demand therefor from Lender, with an explanation of the amounts demanded, shall bear interest from the date of such demand at the Default Rate as defined in the Note. If Indemnitor consists of more than one person or entity, then the obligations and liabilities of each person or entity shall be joint and several.
12.    Recourse. Borrower’s liability hereunder shall not be subject to, limited by or affected in any way by any “non-recourse” provisions, if any, contained in the Loan Documents. Borrower agrees that the obligations of Borrower hereunder are separate, independent of and in addition to the undertakings of Borrower under the Note. Indemnitor agrees that a separate action may be brought to enforce the provisions of this Indemnity which shall in no way be deemed to be an action on the Note, whether or not Lender would be entitled to a deficiency judgment following a judicial foreclosure or sale under the Security Instrument and Indemnitor waives any right to require that any action be brought by Lender against Borrower or any other person or that any other remedy under the Loan Documents be exercised. Lender may, at its option, proceed against Borrower to collect monies when due or to obtain performance under this Indemnity, without first proceeding against the Borrower and without first resorting to the Note and Security Instrument or any other remedy under the Loan Documents.
13.    Obligations Absolute.
(a)    The obligations of Indemnitor hereunder shall remain in full force without regard to, and shall not be impaired by the following, any of which may be taken in such manner, upon such terms and at such times as Lender, in its sole discretion, deems advisable without the consent of, or notice to, Borrower, nor shall any of the following give Borrower

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any recourse or right of action against Lender: (1) any express or implied amendment, modification, renewal, addition, supplement, extension or acceleration of or to the Note, the Security Instrument or any of the Loan Documents; (2) any exercise or non-exercise by Lender of any right or privilege under any of the Documents; (3) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any indemnitors or borrower, or any affiliate of Borrower or any action taken with respect to this Indemnity by any trustee or receiver, or by any court, in any such proceeding, whether or not Borrower shall have had notice of knowledge of any of the foregoing; (4) any release, waiver or discharge of the Borrower or any endorser from liability under any of the Loan Documents or any Borrower’s grant to Lender of a security interest, lien or encumbrance in any of the Borrower’s property; (5) any subordination, compromise settlement, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any of the Loan Documents or any collateral described in any of the Documents or otherwise, or any substitution with respect thereto; (6) any assignment or other transfer of any of the Documents by Lender, in whole or in part; (7) any acceptance of partial performance of any of the obligations of Borrower under the Documents; and (8) any bid or purchase at any sale of the collateral described in the Loan Documents or otherwise.
(b)    Indemnitor unconditionally waives any defense to the enforcement of this Indemnity including, without limitation: (1) all presentments, demands, demands for performance, notices of nonperformance, protests, notices of protest, dishonor, nonpayment, partial payment, default and protest, notices of acceptance of this Indemnity and all other notices and formalities to which Indemnitor may be entitled, except as specifically provided for herein; (2) any right to require Lender to proceed against or exhaust any collateral described in the Loan Documents or to pursue any other remedy whatsoever; (3) any defense arising by reason of any invalidity or unenforceability of any of the Loan Documents or of the manner in which Lender has exercised its remedies under the Loan Documents; and (4) any defense based upon an election of remedies by Lender including, without limitation, any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including but not limited to remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Indemnitor.
14.    Successors and Assigns. This Indemnity shall be binding upon each Indemnitor, its heirs, personal representatives, successors and assigns, and shall inure to the benefit of and shall be enforceable by Lender and its successors, endorsees and assigns and by any transferee of the Loan or (after foreclosure or deed in lieu thereof) the Property, by any party to whom Lender assigns this Indemnity.
15.    Governing Law/Jurisdiction and Venue. This Indemnity shall be governed by and construed in accordance with the laws of jurisdiction in which the Property is located without regard to the conflicts of law provisions thereof (“Governing State”). EACH INDEMNITOR HEREBY CONSENTS TO PERSONAL JURISDICTION IN THE GOVERNING STATE. VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS INDEMNITY OR ANY OTHER

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LOAN DOCUMENT OR ANY ACTION RELATING TO THE LOAN OR THE RELATIONSHIPS CREATED BY OR UNDER THE LOAN DOCUMENTS (“ACTION”) SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE GOVERNING STATE. INDEMNITOR HEREBY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF THE GOVERNING STATE AND OF FEDERAL COURTS LOCATED IN THE GOVERNING STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR PURPOSES OF ANY ACTION. Each Indemnitor hereby waives and agrees not to assert, as a defense to any Action or a motion to transfer venue of any Action, (i) any claim that it is not subject to such jurisdiction, (ii) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Indemnity may not be enforced in or by those courts, or that it is exempt or immune from execution, (iii) that the Action is brought in an inconvenient forum, or (iv) that the venue for the Action is in any way improper.
16.    Severability. Every provision of this Indemnity is intended to be severable. If any provision of this Indemnity or the application of any provision hereof to any party or circumstance is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such invalidity shall not affect the balance of the terms and provisions hereof or the application of the provision in question to any other party or circumstance, all of which shall continue in full force and effect.
17.    Waivers. No failure or delay on the part of Lender to exercise any power, right or privilege under this Indemnity shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No provision of this Indemnity, including but not limited to this Section, may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and the parties hereby: (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Indemnity; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Indemnity; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Indemnity.
18.    Notices. All notices hereunder shall be in writing. All notices to be given hereunder (including, without limitation, notices of sale or default) may be given by any of the following means: (i) personal service, (ii) overnight delivery by a reliable nationally-recognized overnight courier, (iii) U.S. Mail, postage thereon prepaid, return receipt requested, or (iv) facsimile transmission, followed by U.S. Mail. Written notice shall be deemed effective as follows: (i) if by personal service or overnight delivery, upon delivery or first attempted delivery (whether or not actually received), (ii) if by U.S. Mail, three (3) days after deposit in the U.S. Mail, and (iii) if by facsimile transmission, followed by U.S. Mail, upon electronic confirmation of receipt in the

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recipient’s office prior to 5:00 p.m. local time at the recipient’s office. Notices to Indemnitor or Lender shall be addressed to the mailing address for the applicable party shown in the caption hereof, and a copy of any notice to Lender shall also be delivered to Lender at 16600 Swingley Ridge Road, Chesterfield, Missouri 63017, “Attention: Global Legal Services.” Each of the parties may hereafter designate a different address for notices hereunder by providing notice of such designation to the other parties pursuant to the procedures set forth above.
19.    Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH INDEMNITOR AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION-BASED ON THE LOAN OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN, THIS INDEMNITY, THE NOTE, THE SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN), OR ACTION OF ANY INDEMNITOR OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER’S MAKING OF THE LOAN.
20.    No Waiver. Notwithstanding any provision herein or in the Loan Documents, or any rights or remedies granted by the Loan Documents, Lender does not waive and expressly reserves all rights and benefits now or hereafter accruing to Lender under the “security interest” or “secured creditor” exception under applicable Environmental Laws, as the same may be amended. No action taken by Lender pursuant to the Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the “security interest exception.”
21.    Counterparts. This Indemnity may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one in the same agreement.
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IN WITNESS WHEREOF, this Indemnity is executed effective as of the day and year first written above.

BORROWER:

ARHC PPLVLGA01, LLC, a Delaware
limited liability company

By:    /s/ Jesse C. Galloway
Print Name: Jesse C. Galloway
Title: Authorized Signatory

CO-INDEMNITOR:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC., a Maryland corporation

By:    /s/ Thomas P. D’Arcy
Print Name: Thomas P. D’Arcy
Title: President

Environmental Indemnity Agreement – Signature Page

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Exhibit “A”
Environmental Indemnity Agreement
EXHIBIT A
LEGAL DESCRIPTION

All that tract or parcel of land lying and being in Land Lot 9, 7th District, Gwinnett County, Georgia and being more particularly described as follows:

BEGINNING at an iron pin set at the northeast corner of a mitered intersection of the northerly right-of-way line of Philips Boulevard (having an 80-foot right-of-way) and the easterly right-of-way line of Katherine Oak Court (having a 60-foot right-of-way); Thence running along the easterly right-of-way line of Katherine Oak Court, South 79°02'41" West, 15.56 feet to an iron pin set; Thence, North 55°57'19" West, 250.78 feet to a :W' rebar found; Thence leaving said easterly right-of-way line of Katherine Oak Court and running, North 34°02'41" East, 87.26 feet to a %" rebar found; Thence, North 51°26'15" East, 227.21 feet to a point; Thence, North 74°19'54" East, 304.39 feet to a point; Thence, South 72°25'50" East, 231.02 feet to a parker kalon nail set; Thence, South 15°44'52" East, 50.93 feet to an iron pin set along the northerly right-of-way line of Philip Boulevard; Thence running along the northerly right-of-way line of Philip Boulevard, South 68°24'39" West, 141.25 feet to a point; Thence, North 21°35'17" West, 4.54 Feet to a point; Thence, South 68°34'22" West, 89.34 feet to a point; Thence, South 66°53'15" West, 63.97 feet to a point; Thence, South 61°52'30" West, 61.94 feet to a point; Thence, 50.90 feet along the arc of a curve to the left having a radius of 684.47 feet and being scribed by a chord bearing South 58°02'10" West, 50.89 feet to a point; Thence, South 34°05'39" East, 3.11 feet to a point; Thence, 220.36 feet along the arc of a curve to the left having a radius of 681.36 feet and being scribed by a chord bearing South 46°38'35" West, 219.40 Feet to an iron pin set and the true POINT OF BEGINNNING.

Said tract contains 3.41 acres (148,721 square feet) more or less, as shown in a survey prepared for Grove Street Lawrenceville, LLC, ICM VI - Philip Centre, LP, RGA Reinsurance Company, its successors and/or assigns, Republic Commercial Title Company, LLC and First American Title Insurance Company by Point To Point Land Surveyors, Inc. dated July 25, 2012 and last revised September 26, 2012.

Being all of Tract I as shown on Plat entitled "A Subdivision Plat Prepared for: Grove Street Lawrenceville, LLC" recorded in Plat Book 129, Page 154, 155 of the
Public Records of Gwinnett County, Georgia.

TOGETHER WITH, the rights, privileges, easements and appurtenances created by the following:

Loan No. 73100202

a.
Terms and conditions of that certain Easement Agreement between Oxford Lane JV LLC and Grove Street Lawrenceville, LLC, dated March 16, 2007, filed March 19, 2007 and recorded in Deed Book 47688, Page 63, aforesaid records.

b.	Terms and condition of that certain Storm Water Easement and Maintenance
Agreement between Oxford Lane JV LLC and Grove Street Lawrenceville, LLC, dated March 16, 2007, filed March 19, 2007 and recorded in Deed Book 47688, Page 50, aforesaid records.

c.
Terms and conditions of that certain Reciprocal Easement Agreement by and between Grove Street Lawrenceville, LLC and ICM VI-Philip Centre, LP, dated September 27, 2012 and recorded in Deed Book 51698, Page 177 aforesaid records.

2

Loan No. 73100202

Exhibit “B”
Environmental Indemnity Agreement
Exceptions to Representations and Warranties

None.

Exhibit “B” - 1